UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2017

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VALVOLINE INC.
(Exact name of registrant as specified in its charter)

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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.	Results of Operations and Financial Condition

On August 1, 2017, Valvoline Inc. (“Valvoline”) announced preliminary third quarter results for fiscal 2017, which are discussed in more detail in the news release (the “News Release”) attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, which is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure

On August 1, 2017, Valvoline will make available the News Release on Valvoline’s website located at http://investor.Valvoline.com.  On August 2, 2017, Valvoline will make available a webcast and slide presentation relating to the News Release on Valvoline’s website located at http://investors.Valvoline.com.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated August 1, 2017.

In connection with the disclosures set forth in Items 2.02 and 7.01, the information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: August 1, 2017	By:	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer

EXHIBIT INDEX

99.1	News Release dated August 1, 2017.